CHARTER EQUIPMENT LEASE 1999-1 LLC

           $3,956,427 Class C [__]% Lease-Backed Notes, Series 1999-1 $1,318,809 Class D [__]% Lease-Backed Notes, Series 1999-1

                             CHARTER FINANCIAL, INC.
                              (Seller and Servicer)

                           PLACEMENT AGENCY AGREEMENT

                                                               August [__], 1999


First Union Capital Markets Corp.
301 South College Street, TW-9
Charlotte, North Carolina  28288-0610

Dear Sirs:

     Pursuant to an Indenture to be dated as of August [__], 1999 (the "Indenture") among Charter Equipment Lease 1999-1 LLC (the "Issuer"), Charter Financial, Inc. ("Charter"), as servicer, and LaSalle Bank National Association, as indenture trustee (the "Indenture Trustee"), the Issuer will issue $50,642,266 aggregate principal amount of its Class A-1 [_____]% Lease-Backed Notes, Series 1999-1 (the "Class A-1 Notes"), $40,355,556 aggregate principal amount of its Class A-2 [_____]% Lease-Backed Notes, Series 1999-1 (the "Class A-2 Notes"), $18,990,850 aggregate principal amount of its Class A-3 [_____]% Lease-Backed Notes, Series 1999-1 (the "Class A-3 Notes"), $48,708,013 aggregate principal amount of its Class A-4 [_______]% Lease-Backed Notes, Series 1999-1 (the "Class A-4 Notes"), $7,473,251 aggregate principal amount of its Class B [_______]% Lease-Backed Notes, Series 1999-1 (the "Class B Notes", and together with the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes, the "Public Notes"), $3,956,427 aggregate principal amount of its Class C [_____]% Lease-Backed Notes, Series 1999-1 and $1,318,809 aggregate principal amount of its Class D [_____]% Lease-Backed Notes, Series 1999-1 (the "Class D Notes", and together with the Class C Notes, the "Private Notes").

     The order of seniority of the Public Notes and the Private Notes (together, the "Notes"), from most senior to least senior, is Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes. The Public Notes are not being placed or sold hereunder. The assets of the Issuer (the "Issuer Assets") will include, among other things, the Transferred Assets, together with all monies and investments on deposit, from time to time, in the Collection Account and Reserve Account. The Notes will be secured by the Granted Assets pursuant to the Indenture. Capitalized terms used and not otherwise defined herein shall have the meanings given them in the Indenture.

     The Issuer and Charter request that First Union Capital Markets Corp. ("First Union"), subject to the terms and conditions set forth in this Agreement, act as exclusive placement agent (the "Placement Agent") in the private placement of the Private Notes. In acting as the exclusive placement agent for such private placement, First Union agrees to complete the placement of such Private Notes, subject to performance by the Issuer and Charter of all of their respective obligations hereunder and the completeness and accuracy of the representations and warranties of the Issuer and Charter, on such terms as shall have theretofore been approved by the Issuer and Charter, on a best efforts basis and not as a principal in the sale and placement of the Private Notes under this Agreement. The appointment of First Union as placement agent hereunder is not terminable by the Issuer or Charter except upon termination of the private placement contemplated hereby or otherwise in accordance with the terms hereof.

     Section 1. Offering and Sale of the Securities.

     The sale of the Private Notes is to be accomplished in transactions (the "private placement") that are intended to be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section 4(2) thereof. The Private Notes are to be offered and sold by means of a confidential offering memorandum prepared for the Private Notes (as supplemented and amended from time to time, being referred to as a "Memorandum") prepared by the Issuer and Charter. The Issuer hereby authorizes the Placement Agent to furnish the applicable Memorandum to prospective purchasers of the Private Notes in accordance with Section 3 hereof. Each purchaser of a Class C Note (other than a QIB (as defined below)), and each purchaser of a Class D Note, from the Issuer shall execute an investor representation letter substantially in the form of Exhibit A hereto (each, an "Investment Representation Letter").

     It is understood and agreed that nothing in this Agreement shall prevent the Placement Agent from entering into any agency agreements, underwriting agreements or other similar agreements governing the offer and sale of securities with any issuer or issuers of securities, and nothing contained herein shall be construed in any way as precluding or restricting the Placement Agent's right to sell or offer for sale any securities issued by any Person, including securities similar to, or competing with, the Private Notes.

     Section 2. Compensation and Costs.

     The parties hereto acknowledge and agree that the Placement Agent shall receive such fees and expenses as set forth in the Underwriting Agreement dated the date hereof among the Issuer, Charter and First Union. In addition, Charter and the Issuer hereby agree that in consideration of the Placement Agent's efforts in the placement of the Private Notes with the purchasers, the Issuer shall pay to the Placement Agent a fee (the "Placement Fee") equal to (i) [___] basis points on the principal amount of Class C Notes placed by the Placement Agent, which fee, assuming the placement of all Class C Notes as anticipated, will be equal to $[_________] and (ii) [___] basis points on the principal amount of Class D Notes placed by the Placement Agent, which fee, assuming the placement of all Class D Notes as anticipated, will be equal to $[_________], which Placement Fee shall be payable in full by the Issuer from the proceeds of the sale of such Private Notes, by wire transfer in immediately available funds, plus the fees and disbursements of counsel for the Placement Agent, payable by check within 30 days of the receipt of an invoice from counsel.

     [In addition, Charter shall pay First Union a structuring fee on the Closing Date in the amount of $[_________] (the "Structuring Fee").]

     In addition, the Issuer and Charter, jointly and severally, agree to pay all other costs and expenses incident to the performance by the Issuer and Charter of their respective obligations hereunder and under the documents to be executed and delivered in connection with the offer, issuance, sale and delivery of the Private Notes (the "Documents"), including, without limitation, (i) the fees and expenses of the Indenture Trustee and its counsel; (ii) the fees and expenses of the accountants for the Issuer and Charter, including the fees for the "comfort letters" required by the Placement Agent or any rating agency in connection with the offer, issuance, sale and delivery of the Private Notes;
(iii) the fees for any securities identification service for any CUSIP or similar identification number required by the purchasers or requested by the Placement Agent; and (iv) any federal, state or local taxes, or other similar payments to any federal, state or local governmental authority in connection with the offer, issuance, sale and delivery of the Private Notes. It is understood that except to the extent provided in Section 7(d), First Union will pay the fees and disbursements of its own counsel.

     The Placement Agent shall have the right, after consultation with the Issuer, to reject in whole or in part any offer to purchase the Private Notes or to allot to any purchaser of Notes less than the amount of the Private Notes offered to be purchased by such purchaser, and the Placement Agent's decision in respect thereof shall be binding on the Issuer and the Indenture Trustee. The Placement Agent shall not have any liability to Charter, the Issuer or the Indenture Trustee in the event that any purchaser, whose offer to purchase the Private Notes has been solicited by the Placement Agent and accepted by the Issuer or the Indenture Trustee, does not, for any reason, consummate the purchase of the Private Notes.

     The Placement Agent may, but is not obligated to, at any time agree to purchase, as principal, all or a portion of the Notes as set forth in, and subject to the terms of, a purchase agreement (a "Purchase Agreement") entered into by the Placement Agent with the Issuer containing terms satisfactory to all parties. If requested by a purchaser, the Issuer shall enter into a Purchase Agreement with such purchaser. The Placement Agent shall not, in fulfilling its obligations hereunder, act as underwriter for the Private Notes, and the Placement Agent is not in any way obligated, directly or indirectly, to advance its own funds to purchase any of the Private Notes.

     At 9:00 a.m. on the Closing Date (or such later time and date as may be mutually agreed upon by the parties hereto), the Issuer will deliver (or cause the Indenture Trustee to deliver), in definitive form, duly executed and authenticated, the Private Notes placed by the Placement Agent to (or at the direction of) the Placement Agent for the benefit of the purchasers of such Private Notes against delivery by the Placement Agent of receipts therefor, and the Placement Agent will deliver payment for such Private Notes on behalf of such purchasers in immediately available funds to the Issuer in an amount equal to the aggregate issue price of the Private Notes less the fees payable to the Placement Agent pursuant to this Section 2; provided, however, that the Placement Agent reserves the right to withhold any payment for which it has not received funds from the purchaser. The Placement Agent shall immediately return to the Indenture Trustee any Private Notes delivered to it by the Indenture Trustee for which it has withheld payment as provided in the proviso to the preceding sentence.

     If a purchaser fails to make payment to the Placement Agent for a Private Note for which the Placement Agent has not withheld funds as set forth above, the Placement Agent will promptly, but in no event later than five business days after the Closing Date, notify the Indenture Trustee and the Issuer thereof by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means. The Placement Agent will immediately return the Private Note to the Indenture Trustee. Immediately upon receipt of such Private Note by the Indenture Trustee, the Issuer will return to the Placement Agent an amount equal to the amount previously paid to the Issuer in respect of such Private Note. The Issuer will reimburse the Placement Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Issuer.

     Section 3. Private Placement.

     (a) Each of the Issuer, Charter and the Placement Agent hereby agrees that:

          (i) each of the Issuer, Charter and the Placement Agent will reasonably believe at the time of the sale of the Private Notes that each purchaser of the Private Notes is (A) a "qualified institutional buyer" (each, a "QIB") or (B) an institutional "accredited investor" (each, an "Institutional Accredited Investor") as such term is defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act ("Regulation D"));

          (ii) the Issuer and Charter will furnish and make available to each purchaser of the Private Notes the information and opportunities, if any, required by Rule 502(b)(v) of Regulation D;

          (iii) neither Charter, the Issuer nor any Person acting on either of their behalf (other than the Placement Agent or any Person acting on its behalf) nor the Placement Agent or any Person acting on its behalf will offer or sell the Private Notes by any form of general solicitation or general advertising, including the methods described in Rule 502(c) of Regulation D;

          (iv) each of the Issuer, Charter and the Placement Agent will exercise reasonable care to assure that the purchasers of the Private Notes are not underwriters within the meaning of Section 2(11) of the Securities Act;

          (v) the Issuer shall take the actions specified in Rule 502(d) of Regulation D and the Placement Agent will provide a copy of the applicable

     Memorandum to each prospective purchaser and will take the actions specified in Rule 502(d)(1) of Regulation D;

          (vi) the Issuer will file in a timely manner with the Securities and Exchange Commission (the "SEC") the notice with respect to the sale on the Closing Date of the Private Notes required by Rule 503 of Regulation D and will furnish to the Placement Agent promptly a signed copy of such notice; and

          (vii) the Issuer will sell the Private Notes pursuant thereto to, such Persons as are designated by the Placement Agent; provided, however, that the Issuer shall have the right to refuse to sell Private Notes to any proposed purchaser that it reasonably believes would cause the sale of the Private Notes to fail to be entitled to the exemption from registration afforded under Section 4(2) of the Securities Act, who refuses to sign an Investment Representation Letter or who is not an offeree of the Private Notes approved by the Issuer pursuant to Section 3(e) hereof.

     (b) Neither the Issuer nor Charter will, directly or indirectly (except through the Placement Agent), sell or offer, or attempt or offer to dispose of, or solicit any offer to buy, or otherwise approach or negotiate in respect of, any of the Private Notes and neither the Issuer nor Charter has heretofore done any of the foregoing. As used herein, the terms "offer" and "sale" have the meanings specified in Section 2(3) of the Securities Act.

     (c) The Issuer and the Placement Agent intend that the offering of the Private Notes will be to Institutional Accredited Investors and QIBs only. The Issuer, at the request of the Placement Agent, will qualify the Private Notes for offering and sale under the state securities or blue sky laws of such jurisdictions as the Placement Agent may reasonably request; provided that in connection therewith the Issuer shall not be required to qualify as a foreign corporation, to file a general consent to service of process in any jurisdiction or to subject itself to taxation. The Issuer will comply in all material respects with such applicable state securities or blue sky laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution.

     (d) The Issuer will ensure that the Servicing Agreement will contain provisions granting to any holder of the Private Notes and any prospective purchaser thereof the right to obtain from the Issuer the information concerning the Private Notes, distributions on the Private Notes and servicing of the Private Notes as is contemplated by Rule 144A promulgated under the Securities Act ("Rule 144A").

     (e) The Placement Agent hereby agrees that:

          (i) it will offer the Private Notes for sale only to QIBs or Institutional Accredited Investors who have been approved by the Issuer;

          (ii) it will not offer either of the Class C Notes or the Class D Notes for sale to more than 50 QIBs or Institutional Accredited Investors; and

          (iii) it will not furnish or make available to offerees of the Private Notes or any of their representatives any information or documents with respect to the Private Notes, other than the Memorandum, without the prior written consent of the Issuer or Charter.

     Section 4. Representations and Warranties of the Issuer and Charter.

     Each of the Issuer and Charter represents and warrants to, and agrees with, the Placement Agent that:

     (a) The Memorandum does not and will not, as of its issue date and as of the Closing Date, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements not misleading; provided, however, that this representation shall not apply to the Placement Agent's Information (as defined in Section 6) contained therein.

     (b) The representations and warranties of the Issuer and Charter in the Servicing Agreement will be true and correct as of the Closing Date.

     (c) The execution, delivery and performance of this Agreement, the issuance and sale of the Private Notes and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Charter or any of its subsidiaries is a party or by which Charter or any of its subsidiaries is bound or to which any of the property or assets of Charter or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of Charter or by-laws of Charter or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Charter or any of its subsidiaries or any of their properties or assets; and except for the filing of any financing statements required to perfect the Issuer's interest in the Lease Receivable, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the issuance and sale of the Private Notes and the consummation of the transactions contemplated hereby.

     (d) There are no legal or governmental proceedings pending to which Charter or any of its subsidiaries is a party or of which any property or assets of Charter or any of its subsidiaries is the subject which, individually or in the aggregate, if determined adversely to Charter or any of its subsidiaries, are reasonably likely to have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of Charter and its subsidiaries taken as a whole; and to the best of Charter's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

     (e) Neither Charter nor any of its subsidiaries (i) is in violation of its charter or by-laws, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) is in violation in any respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, except any violation or default that could not have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of Charter and its subsidiaries taken as a whole.

     (f) This Agreement has been duly authorized, executed and delivered by the Issuer and Charter.

     (g) The Issuer is not required to be registered under the Investment Company Act of 1940, as amended.

     (h) On the Closing Date, each Class of Private Notes shall have been given a rating by each of the Rating Agencies that is equal to or better than the rating required for such Class of Private Notes as set forth in the Memorandum.

     (i) Any information that may, pursuant to Rule 144A ("Rule 144A Information"), be delivered from time to time by the Issuer or Charter to any holder or any prospective purchaser or transferee of any Note to enable the resale or other transfer thereof to be made pursuant to Rule 144A, and any amendments or supplements to any Rule 144A Information, as of their respective dates, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

     Section 5. Certain Agreements of the Issuer and Charter.

     In connection with the private placement contemplated hereby, each of the Issuer and Charter agrees as follows:

     (a) Prior to August [___], 1999, the Issuer or Charter, as applicable, will advise the Placement Agent promptly of (i) the occurrence of any event or the existence of any condition as a result of which it is necessary to amend or supplement the Memorandum in order that the Memorandum will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances existing at the time the Memorandum is delivered to prospective purchasers, (ii) the receipt by the Issuer or Charter of any communication from the SEC or any state securities authority concerning the offering or sale of the Private Notes, (iii) the commencement of any lawsuit or proceeding to which the Issuer or Charter, as applicable, is a party relating to the offering or sale of the Private Notes, and (iv) the suspension of the qualification of the Private Notes for offering or sale in any jurisdiction, or the initiation or threatening of any proceeding for any such purpose.

     (b) On the Closing Date, the Issuer and Charter will each deliver to the Placement Agent, in each case in form and substance reasonably satisfactory to the Placement Agent and its counsel, (i) a letter certifying to the Placement Agent that (A) the representations and warranties of such party contained herein and in any of the Documents are true and correct in all material respects as of the date of such letter, except to the extent any such representation or warranty was expressly made as of any other date, in which case such representation and warranty was true and correct in all material respects as of such other date, (B) such party has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the initial Closing Date, and (C) since [June 30, 1999], there has been no material adverse change in the financial position or results of operations of Charter or the Issuer, as applicable, or the Issuer or any development including a prospective change in the financial position or results of operations of Charter or the Issuer, as applicable, except as set forth in or contemplated by the Memorandum, and (ii) copies of the Documents, including, without limitation, all certificates and other documents (other than the Private Notes) delivered by the Issuer or Charter to each prospective purchaser on such Closing Date. In addition, both the Issuer and Charter will cause their respective counsel to address to the Placement Agent any opinion furnished to any Person on the Closing Date in connection with the issuance or sale of the Private Notes (or, alternatively, to furnish the Placement Agent with a letter stating that the Placement Agent may rely on such opinion as though it were addressed to the Placement Agent).

     (c) Prior to August [___], 1999, (i) the Issuer and Charter will make available to each offeree such information (in addition to that contained in the Memorandum) concerning the Private Notes, the Issuer Assets, the Issuer and
Charter, and any other relevant matters, as they or any of their affiliates possess or can acquire without unreasonable effort or expense, as determined in good faith by them (any such additional written information together with the Memorandum being referred to herein as the "Offering Documents"), (ii) the Issuer and Charter will provide each offeree the opportunity to ask questions of, and receive answers from, them concerning the terms and conditions of the offering and to obtain any additional information, to the extent they or any of their affiliates possess such information or can acquire it without unreasonable effort or expense (as determined in good faith by them), necessary to verify the accuracy of the information furnished to the offeree and (iii) neither the Issuer nor Charter will publish or disseminate any material as part of the offering of the Private Notes except as contemplated herein or as consented in writing to by the Placement Agent.

     (d) Prior to the Closing Date, the Issuer and Charter will provide the Placement Agent with a letter from [Accounting Firm] verifying the accuracy of such financial and statistical data contained in the Memorandum as the Placement Agent shall deem advisable. In addition, if any amendment or supplement to the Memorandum made after the date hereof and on or prior to the Closing Date contains financial or statistical data, on the Closing Date, the Issuer and Charter shall provide a letter dated the Closing Date providing additional comfort on such new data on substantially the same basis as provided in the initial letter.

     (e) Each Note shall contain the following legend:

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR

     PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM OR NOT SUBJECT TO, REGISTRATION.

          THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH CHARTER EQUIPMENT LEASE 1999-1 LLC (THE "ISSUER") OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF [$250,000][$500,000], FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE ISSUER. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

          THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES THAT IT WILL NOT SELL, TRADE, ASSIGN OR OTHERWISE DISPOSE OF THIS SECURITY (OR ANY INTEREST HEREIN) OR CAUSE THIS SECURITY (OR ANY INTEREST HEREIN) TO BE MARKETED ON OR THROUGH (I) AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(B)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS

     AMENDED (THE "CODE"), INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) A "SECONDARY MARKET" WITHIN THE MEANING OF
     SECTION 7704(B)(2) OF THE CODE, INCLUDING A MARKET WHEREIN THE CLASS [C][D] NOTES ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO THE CLASS [C][D] NOTES AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS.

     The Issuer will not cause or permit the legend to be removed from the face of any Note except in accordance with the procedures set forth in the Indenture.

     The purpose of this requirement is to ensure that the Private Notes are resold or otherwise transferred only to Institutional Accredited Investors or to QIBs and not in a manner that might call into question the non-public offering character of the offer and sale of the Private Notes.

     Section 6. Indemnification and Contribution.

     (a) Regardless of whether any Private Notes are sold, Charter and the Issuer shall, jointly and severally, indemnify and hold harmless the Placement Agent and each Person, if any, who controls the Placement Agent within the meaning of the Securities Act (collectively referred to for the purposes of this Section 6 as the Placement Agent) against any loss, claim, damage or liability (including the cost of any investigation, legal and other expenses incurred in connection with and amounts paid in settlement of any action, suit, proceeding or claim asserted), joint or several, or any action in respect thereof, to which the Placement Agent may become subject, under the Securities Act, the Securities Exchange Act of 1934 (the "Exchange Act") or other federal or state law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Memorandum or in any other Offering Documents, and the Indenture, or any amendment thereof or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Placement Agent for any legal or other expenses reasonably incurred by the Placement Agent directly in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither Charter nor the Issuer shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from the Memorandum or in any other Offering Documents, or any amendment thereof or supplement thereto in reliance upon and in conformity with the Placement Agent's Information (as defined below).

     (b) The Placement Agent shall indemnify and hold harmless the Issuer, each of its directors and each Person, if any, who controls the Issuer within the meaning of the Securities Act (collectively referred to for the purposes of this Section 6 as the Issuer), against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Issuer may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Memorandum or in any other Offering Documents, or any amendment thereof or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Issuer by the Placement Agent specifically for use therein (the "Placement Agent's Information"), and shall reimburse the Issuer for any legal or other expenses reasonably incurred by the Issuer in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage or liability (or any action in respect thereof) as such expenses are incurred.

     (c) Promptly after receipt by a person under this Section 6 of notice of any claim or the commencement of any action in respect of which indemnity may be sought pursuant to this Section 6, such person (hereinafter called the "indemnified party") shall, if a claim in respect thereof is to be made against a person under this Section 6, notify such person (herein called the
"indemnifying party") in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 6. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Placement Agent shall have the right to employ counsel to represent the Placement Agent (and its controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 6) if, in the reasonable judgment of the Placement Agent, it is advisable for the Placement Agent and controlling Persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Issuer and Charter. Each indemnified party, as a condition of the indemnity agreements contained in Sections 6(a) and 6(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

     The  obligations  of Charter,  the Issuer and the  Placement  Agent in this
Section 6 are in addition to any other liability which Charter, the Issuer or the Placement Agent, as the case may be, may otherwise have.

     (d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or any action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by Charter and the Issuer on the one hand and the Placement Agent on the other from the placement of the Private Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of Charter and the Issuer on the one hand and the Placement Agent on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or any action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by Charter and the Issuer on the one hand and the Placement Agent on the other with respect to such placement shall be deemed to be in the same proportion as the total net proceeds from the sale of the Private Notes sold hereunder (before deducting expenses) received by the Issuer bear to the total commissions received by the Placement Agent with respect to the Private Notes placed hereunder. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Charter or the Issuer on the one hand or the Placement Agent on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

     (e) Charter, the Issuer and the Placement Agent agree that it would not be just and equitable if contributions pursuant to this Section 6 were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability referred to in Section 6 shall be deemed to include, for purposes of this Section 6, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such claim or any action. Notwithstanding the provisions of this Section 6, the Placement Agent shall not be required to contribute any amount in excess of the amount of its commission received hereunder with respect to the placement of the Private Notes less the amount of any damages which the Placement Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     (f) Charter, the Issuer and the Placement Agent each expressly waive, and agree not to assert, any defense to their respective indemnification and contribution obligations under this Section 6 which they might otherwise assert based upon any claim that such obligations are unenforceable under federal or state securities laws or by reasons of public policy.

     Section 7. Miscellaneous.

     (a) When the private placement contemplated hereby is completed, the Placement Agent may, at its option and expense, but with the prior approval of the Issuer, place an announcement in such newspapers and periodicals as it may choose stating that the Placement Agent has acted as a placement agent in such private placement.

     (b) All communications hereunder shall be in writing and shall be mailed or delivered to

          (i) if to the Placement Agent, shall be delivered or sent by mail or facsimile transmission and confirmed to First Union Capital Markets Corp., One First Union Center TW-9, Charlotte, North Carolina 28288-0610,
     Attention: Mr. Michael Clippinger, Telecopy Number: (704) 374-3254;

          (ii) if to the Issuer, shall be delivered or sent by mail or facsimile transmission and confirmed to Charter Equipment Lease 1999-1 LLC, [__________________], Attention: President, Telecopy Number:
     [______________]; and

          (iii) if to Charter, shall be delivered or sent by mail or facsimile transmission and confirmed to Charter Financial, Inc., [__________________], Attention: [_________________], Telecopy Number:
     [______________].

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

     (c) The Placement Agent's engagement hereunder shall terminate on the Closing Date, it being understood that the provisions of Section 2, Section 3(c), Section 6 and Section 7(a) hereof shall survive any such termination.

     (d) If the Issuer shall fail to deliver any of the Private Notes as contemplated by this Agreement or if, on or prior to the Closing Date, either of the Issuer or Charter fails to fulfill all of its respective obligations contained in Section 5 hereof required to be fulfilled on or prior to the Closing Date, Charter and the Issuer, jointly and severally, will promptly pay the Placement Agent the Structuring Fee referenced in Section 2 hereof and, in addition, reimburse the Placement Agent for all out-of-pocket expenses, including reasonable fees and disbursements of the Placement Agent's counsel, reasonably incurred by the Placement Agent in connection with this Agreement and the transactions contemplated herein, and the Issuer shall then be under no further liability to the Placement Agent except as provided in Section 2 and
Section 6 hereof.

     (e) In soliciting offers to purchase the Private Notes from the Issuer pursuant to this Agreement and in assuming its other obligations hereunder, the Placement Agent is acting solely as agent for the Issuer and not as principal. The Placement Agent will make reasonable efforts to assist the Issuer in obtaining performance by each purchaser whose offer to purchase the Private Notes from the Issuer has been solicited by the Placement Agent and accepted by the Issuer, but the Placement Agent shall have no liability to the Issuer in the event any such purchase is not consummated for any reason. If the Issuer shall default on its obligations to deliver Private Notes to any purchaser whose offer it has accepted, Charter and the Issuer (i) shall hold the Placement Agent harmless against any loss, claim or damage arising from or as a result of such default by the Issuer, and (ii) in particular, shall pay to the Placement Agent any commission to which it would be entitled in connection with such sale.

     (f) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflicts of laws provisions.

     (g) The respective agreements, representations, warranties, indemnities and other statements of Charter and the Issuer set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent, Charter, the Issuer or any of the officers, directors or controlling Persons referred to as an indemnified party above, and will survive delivery of and payment for the Private Notes. The provisions of this Agreement relating to indemnification and in paragraph (d) of this Section 7 shall survive the termination or cancellation of this Agreement.

     (h) This Agreement supersedes all prior or contemporaneous agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, and all of such counterparts, taken together, shall constitute one and the same instrument.

     (i) To the fullest extent permitted by applicable law, each of the Issuer and Charter irrevocably submits to the jurisdiction of any Federal or State court in the City, County and State of New York, United States of America, in any suit or proceeding based on or arising under this Agreement, and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in any such court. Each of the Issuer and Charter hereby irrevocably and fully waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. Each of the Issuer and Charter hereby irrevocably designates and appoints CT Corporation (the "Process Agent"), as its authorized agent upon whom process may be served in any such suit or proceeding, it being understood that the designation and appointment of CT Corporation as such authorized agent shall become effective immediately without any further action on the part of the Issuer or Charter. Each of the Issuer and Charter represents to the Placement Agent that it has notified the Process Agent of such designation and appointment and that the Process Agent has accepted the same in writing. Each of the Issuer and Charter hereby irrevocably authorizes and directs the Process Agent to accept such service. Each of the Issuer and Charter further agrees that service of process upon the Process Agent and written notice of said service to the Issuer or Charter, as the case may be, mailed by first class mail or delivered to the Process Agent at its principal office, shall be deemed in every respect effective service of process upon the Issuer or Charter, as the case may be, in any such suit or proceeding. Nothing herein shall affect the right of the Placement Agent or any Person controlling the Placement Agent to serve process in any other manner permitted by law. Each of the Issuer and Charter agrees that a final action in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other lawful manner.

     (j) The obligation of the parties to make payments hereunder is in U.S. dollars (U.S. dollars and such other currencies referred to above being called the "Obligation Currency") and such obligation shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency or any other realization in such other currency, whether as proceeds of set-off, security, guarantee, distributions, or otherwise, except to the extent to which such tender, recovery or realization shall result in the effective receipt by the party which is to receive such payment of the full amount of the Obligation Currency expressed to be payable hereunder, and the party liable to make such payment agrees to indemnify the party which is to receive such payment (as an additional, separate and independent cause of action) for the amount (if any) by which such effective receipt shall fall short of the full amount of the Obligation Currency expressed to be payable hereunder and such obligation to indemnify shall not be affected by judgment being obtained for any other sums due under this Agreement.

     If you are in agreement with the foregoing, please sign the counterpart hereof and return it to the Issuer, whereupon this letter and your acceptance shall become a binding agreement among the Issuer and Charter.

                                           Very truly yours,


                                           CHARTER EQUIPMENT LEASE 1999-1 LLC


                                           By:      ____________________________
                                                    Name:
                                                    Title:


                                           CHARTER FINANCIAL, INC.


                                           By:      ____________________________
                                                    Name:
                                                    Title:

The foregoing Agreement is hereby
confirmed and accepted as of the date hereof.


FIRST UNION CAPITAL MARKETS CORP.


By:      ____________________________
         Name:
         Title:

                                    Exhibit A


                        Investment Representation Letter


Charter Equipment Lease 1999-1 LLC
530 Fifth Avenue
New York, New York  10036
Attention:

Ladies and Gentlemen:

     In connection with our proposed purchase of $____________ aggregate principal amount of ___% Class [C] [D] Lease-Backed Notes, Series 1999-1, Due [_______] (the "Notes"), issued pursuant to the Indenture, dated as of August [__], 1999 (the "Indenture"), between Charter Equipment Lease 1999-1 LLC (the "Issuer"), Charter Financial, Inc., as servicer, and LaSalle Bank National Association, as Trustee, we represent and agree as follows:

     [[For Institutional Accredited Investors only] 1. We are an institutional "accredited investor" (an entity meeting the requirements of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act")) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment. We are acquiring the Notes purchased by us for our own account or for one or more accounts (each of which is an "institutional accredited investor") as to each of which we exercise sole investment discretion.]

     [[For Qualified Institutional Buyers only] 1. The Purchaser is a "qualified institutional buyer" within the meaning of Rule 144A ("Rule 144A") promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser is aware that the transfer is being made in reliance on Rule 144A, and the Purchaser has had the opportunity to obtain the information required to be provided pursuant to paragraph (d)(4)(i) or Rule 144A.]

     2. The Purchaser's intention is to acquire the Notes (a) for investment for the Purchaser's own account or (b) for resale to (i) "qualified institutional buyers" in transactions under Rule 144A, or (ii) to institutional "accredited investors" meeting the requirements of Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act, pursuant to any other exemption from the registration requirements of the Securities Act, subject in the case of this clause (ii) to (a) the receipt by the Note Registrar of a letter substantially in the form hereof, and (b) the receipt by the Note Registrar of such other evidence acceptable to the Note Registrar that such reoffer, resale, pledge or transfer is in compliance with the Securities Act and other applicable laws. It understands that the Notes have not been registered under the Securities Act, by reason of a specified exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the Purchaser's investment intent (or intent to resell to only certain investors in certain exempted transactions) as expressed herein.

     3. The Purchaser acknowledges that the Notes (and any Note issued on transfer or exchange thereof) have not been registered or qualified under the Securities Act or the securities laws of any State or any other jurisdiction, and that the Notes cannot be resold unless they are registered or qualified thereunder or unless an exemption from such registration or qualification is available.

     4. The Purchaser has received and reviewed the Private Placement Memorandum dated August [__], 1999, relating to the Notes (the "Private Placement Memorandum") and the agreements and other materials referred to therein and has had the opportunity to ask questions and receive answers concerning the terms and conditions of the transactions contemplated by the Private Placement Memorandum.

     5. The Purchaser will not sell or otherwise transfer (any such act, a "Transfer") any portion of the Note, except in compliance with the Indenture.

     6. Check one of the following:*

___ The Purchaser is a "U.S. Person" and it has attached hereto an Internal Revenue Service ("IRS") Form W-9 (or successor form).

___ The Purchaser is not a "U.S. Person" and under applicable law in effect on the date hereof, no taxes will be required to be withheld by the Note Registrar (or its agent) with respect to distributions to be made on the Note(s). The Purchaser has attached hereto either (i) a duly executed IRS Form W-8 (or successor form), which identifies such Purchaser as the beneficial owner of the Note(s) and states that such Purchaser is not a U.S. Person or (ii) two duly executed copies of IRS Form 4224 (or successor form), which identify such Purchaser as the beneficial owner of the Note(s) and state that interest on the Note is, or is expected to be, effectively connected with a U.S. trade or business. The Purchaser agrees to provide to the Note Registrar updated IRS Forms W-8 or IRS Forms 4224, as the case may be, any applicable successor IRS forms, or such other certificates as the Note Registrar may reasonably request, on or before the date that any such IRS form or certification expires or becomes obsolete, or promptly after the occurrence of any event requiring a change in the most recent IRS form of certification furnished by it to the Note Registrar.

For this purpose, "U.S. Person" means a citizen or resident of the United States, a corporation, or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax


--------

*Each Purchaser must include one of the two alternative certifications.

regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

     7. The Purchaser represents and warrants that either:(i) it is not purchasing the Notes with the assets of an employee benefit plan subject to
Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, or (ii) part of the assets to be used to purchase the Notes constitutes assets of any such plan and one or more exemptions from the prohibited transaction rules of ERISA, including but not limited to Prohibited Transaction Class Exemptions ("PTCE") 84-14, PTCE 90-1, PTCE 95-60, PTCE 91-38, and PTCE 96-23 applies such that use of such assets to acquire and hold the Notes does not and will not constitute a non-exempt prohibited transaction for purposes of ERISA.

     8. The Purchaser will treat the Notes as indebtedness for tax and U.S. GAAP purposes

     [Paragraphs 9 through 15 apply for Purchasers of Class D Notes only]

     9. The Purchaser has neither acquired nor will it Transfer any Class D Note it acquires (or any interest therein) or cause any Class D Note (or any interest therein) to be marketed on or through an "established securities market" within the meaning of Section 7704(b)(1) of the Internal Revenue Code of 1986, as amended (the "Code") and any Treasury regulation thereunder, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations. The Purchaser understands that any transfer effected through an established securities market shall be void.

     10. The Purchaser is a U.S. Person and the sole legal and beneficial owner of the Class D Note.

     11. The Purchaser is not and will not become a partnership, Subchapter S corporation or grantor trust for United States federal income tax purposes or, if it is or becomes such an entity, less than 50 percent of the aggregate value of the assets of such entity are and at all times will be attributable to interests in the Issuer.

     12. The Purchaser understands that no subsequent Transfer of a Class D Note is permitted unless (i) such Transfer is of a Class D Note with a denomination of at least $500,000 and (ii) the Issuer and the Servicer each consent in writing to the proposed Transfer, which consent shall be granted unless either the Issuer or the Servicer, acting pursuant to advice of counsel, determines that such Transfer would create a material risk that the Issuer would be classified for federal or any applicable state tax purposes as an association or publicly traded partnership taxable as a corporation; provided, that an attempted Transfer that would cause the number of Targeted Holders to exceed one hundred shall be void. For these purposes, the term "Targeted Holder" means any holder of a right to receive interest or principal with respect to the

Class D Notes; provided, that any Person holding more than one interest each of which would cause such Person to be a Targeted Holder shall be treated as a single Targeted Holder.

     13. The Purchaser understands that the opinion of tax counsel to the Issuer that the Issuer is not a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the representations in paragraphs 8, 9, 10, 11 and 12 and that in addition to its being subject to having its purchase rescinded, it will be liable for damages.

     14. The Purchaser  understands  that any purported  Transfer of any Class D
Note in contravention of the restrictions and conditions in the paragraphs above (including any violation of the representation in paragraph 11 by an investor who continues to hold a Class D Note occurring any time after the Transfer in which it acquired such Class D Note) shall be null and void and the purported transferee shall not be recognized by the Issuer or any other person as a Class D Noteholder for any purpose.

     15. The Purchaser further understands that, on any proposed resale, pledge or Transfer of any Class D Notes, it will be required to furnish to the Indenture Trustee and other appropriate parties as required, such certification and other information as the Indenture Trustee or such other party may reasonably require to confirm that the proposed sale complies with the foregoing restrictions and with the restrictions and conditions of the Class D Notes, and the Indenture pursuant to which the Class D Notes were issued and it agrees that if it determines to Transfer any Class D Note, it will cause its proposed transferee to provide the Issuer, the Servicer and the Indenture Trustee with a letter substantially in the form of this letter subject to the qualification set forth in the Private Placement Memorandum related to paragraphs 1 and 3 hereof. The Purchaser further understands that Class D Notes purchased by it will bear a legend to the foregoing effect.

     Terms used but not defined herein shall have the meanings ascribed thereto in the Indenture.

                                                Very truly yours,

                                                [Purchaser]


                                                By:  ___________________________
                                                     Name:
                                                     Title: